UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 30, 2024 (October 25, 2024)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
The following information is furnished pursuant to Item 2.02:
On October 30, 2024, Gibraltar Industries, Inc. (the “Company”) issued a news release and will hold a conference call regarding financial results for the three and nine months ended September 30, 2024. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information in this Form 8-K under the caption Item 2.02, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d)
On October 25, 2024, Gibraltar Industries, Inc. (the “Company”) appointed James S. Metcalf to the Board of Directors of the Company, effective immediately. Mr. Metcalf will serve on the Capital Structure and Asset Management and the Nominating, Governance, and Corporate Social Responsibility Committees.

As a member of the Company’s Board of Directors, Mr. Metcalf’s compensation will consist of an annual cash retainer equal to $95,000 and an annual grant of shares of the Company’s common stock having an aggregate value of $115,000 under the Company’s Amended and Restated 2016 Stock Plan for Non-Employee Directors. Pursuant to the terms of the Company’s 2015 Management Stock Purchase Plan, Mr. Metcalf has the right to defer the receipt of his cash retainer, and any such cash deferral will be used to acquire restricted units equivalent to shares which will be payable to Mr. Metcalf in cash following the termination of his Board service. In addition, pursuant to the terms of the Company’s Non-Employee Director Stock Deferral Plan, Mr. Metcalf has the right to defer the receipt of the shares of the Company’s common stock which he is entitled to receive and instead receive deferred share units, which are converted to shares and issued six months after termination of his Board service.

The press release announcing the appointment of Mr. Metcalf is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description
99.1	Earnings Release issued by Gibraltar Industries, Inc. on October 30, 2024
99.2	News Release issued by Gibraltar Industries, Inc. on October 30, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	October 30, 2024
		By:	/s/ Joseph A. Lovechio
Joseph A. Lovechio
Vice President and Chief Financial Officer

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